UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 4, 2015 (October 24, 2014)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition or Disposition of Assets

On October 27, 2014, Minerco Resources, Inc. (“the Registrant”) filed a Current Report on Form 8-K (the “Original Current Repot”) reporting that, on October 24, 2014, the Registrant completed the acquisition of all of the outstanding membership interests in Avanzar Sales and Distribution, LLC, a California limited liability company pursuant to a Membership Interest purchase agreement dated October 24, 2014, as amended.  The Registrant was required to file the financial statements and pro forma financial information required pursuant to Item 9.01(a) and (b) of Form 8-K by amendment to the Original Current Report. This Amendment No. 1 to the Original Current Report contains the required financial statements and pro forma financial information which was not available at the time the Original Current Report was filed.

Item 9.01.                      Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

(i)           Audited balance sheets of Avanzar Sales and Distribution, LLC as of July 31, 2014 and 2013, and the related statements of operations, statement of changes in member’s equity (deficit), and statements of cash flows of Avanzar Sales and Distribution, LLC for the years then ended, and the notes related thereto, including the Report of Independent Registered Public Accounting Firm, issued by Malone Bailey, LLP, dated September 2, 2015.  (Said audited financial statements of Avanzar Sales and Distribution, LLC are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.)

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheets of the Registrant and Avanzar Sales and Distribution, LLC as of July 31, 2014 and 2013.  The unaudited pro forma combined statements of operations for the year ended July 31, 2014 and 2013 that give effect to the Registrant’s acquisition of Avanzar Sales and Distribution, LLC, are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)           Exhibits

The following exhibits are being filed as part of this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
99.1	Avanzar Financials for the years ending July 31, 2014 and 2013				X
99.2	Pro Forma Financial Information				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

9/3/2015	By:	/s/ V. Scott Vanis